UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06711

Morgan Stanley Special Growth Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	February 28, 2010

Date of reporting period:	February 28, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Special Growth Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended February 28, 2010

Total Return for the 12 Months Ended February 28, 2010
Class A	Class B	Class C	Class I	Russell 2000® Growth Index[1]	Lipper Small-Cap Growth Funds Index[2]
65.37%	64.19%	64.09%	65.75%	61.85%	59.47%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The 12-month period ended February 28, 2010 saw a recovery in the stock market, with signs of stabilization in the U.S. economy. In mid-March, stock prices began an upturn that sustained throughout most of the period as investors began to believe the worst of the financial crisis had passed and the economy had averted another Great Depression. However, unemployment remained uncomfortably high and weakness in the housing market persisted. Concerns about the global economy also came to the forefront in early 2010. Greece and several other European nations faced significant national debt and potential bailouts by the European Union, while China took steps to tighten credit. These events served to remind investors that the global recovery was still fragile.

The start of 2010 has been volatile. We do not make predictions on how the market will perform. In our view, having an outlook can be an anchor. Rather, we prefer to focus on company fundamentals over a three- to five-year period. We remain optimistic overall but believe there is potential for periods of volatility in 2010.

Performance Analysis

All share classes of Morgan Stanley Special Growth Fund outperformed the Russell 2000® Growth Index (the "Index") and the Lipper Small-Cap Growth Funds Index for the 12 months ended February 28, 2010, assuming no deduction of applicable sales charges.

Stock selection and an overweight in the consumer discretionary sector added the most to relative performance for the period, led by a position in the leisure time industry. The producer durables sector also benefited relative results, driven by both stock selection and an underweight there. Within the sector, exposure to the back office support, human resources and consulting industry was advantageous. Avoidance of consumer staples further contributed to relative performance.

Although the portfolio outperformed the Index, there were other areas that were detrimental to overall performance. Stock selection and an underweight in energy diminished relative performance, as a position in natural gas producers was unfavorable. Stock selection and an overweight in financial services was another area of relative weakness during the period. The sole detractor was a position in the financial data and systems industry. Stock selection and an underweight in the technology sector very modestly detracted from relative performance. Within the sector, a position in computer technology was the chief laggard.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 02/28/10
Techne Corp.	3.9%
P.F. Chang's China Bistro, Inc.	3.9
Greenhill & Co., Inc.	3.6
Blue Nile, Inc.	3.6
MSCI, Inc. (Class A)	2.8
Brookfield Infrastructure Partners LP (Bermuda)	2.7
Greenlight Capital Re, Ltd. (Class A) (Cayman Islands)	2.6
athenahealth, Inc.	2.6
RiskMetrics Group, Inc.	2.6
CoStar Group, Inc.	2.5
TOP FIVE INDUSTRIES as of 02/28/10
Hotels, Restaurants & Leisure	11.6%
Internet Software & Services	9.9
Capital Markets	6.8
Professional Services	5.4
Internet & Catalog Retail	5.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 65 percent of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000® Growth Index (approximately $9 million to $3.2 billion as of May 31, 2009). The Fund's "Investment Adviser," Morgan Stanley Investment Advisers Inc., generally seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 65 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary

Performance of $10,000 Investment - Class B

Over 10 Years

Average Annual Total Returns—Period Ended February 28, 2010
Symbol	Class A Shares* (since 07/28/97) SMPAX	Class B Shares** (since 08/02/93) SMPBX	Class C Shares† (since 07/28/97) SMPCX	Class I Shares†† (since 07/28/97) SMPDX
1 Year	65.37%[3] 56.69 [4]	64.19%[3] 59.19 [4]	64.09%[3] 63.09 [4]	65.75%[3] —
5 Years	1.13 [3] 0.04 [4]	0.38 [3] –0.02 [4]	0.40 [3] 0.40 [4]	1.37 [3] —
10 Years	–11.05 [3] –11.53 [4]	–11.60 [3] –11.60 [4]	–11.71 [3] –11.71 [4]	–10.86 [3] —
Since Inception	1.15 [3] 0.71 [4]	4.19 [3] 4.19 [4]	0.39 [3] 0.39 [4]	1.37 [3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Small-Cap Growth Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on February 28, 2010.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 09/01/09 – 02/28/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	09/01/09	02/28/10	09/01/09 – 02/28/10
Class A
Actual (7.46% return)	$1,000.00	$1,074.60	$11.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.08	$10.79
Class B
Actual (7.12% return)	$1,000.00	$1,071.20	$14.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,010.36	$14.51
Class C
Actual (7.05% return)	$1,000.00	$1,070.50	$14.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,010.36	$14.51
Class I
Actual (7.60% return)	$1,000.00	$1,076.00	$9.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.32	$9.54

  @  Expenses are equal to the Fund's annualized expense ratios of 2.16%, 2.91%, 2.91% and 1.91% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Special Growth Fund

Portfolio of Investments  ■  February 28, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (97.0%)
	Biotechnology (2.9%)
22,139	Alnylam Pharmaceuticals, Inc. (a)	$385,661
69,988	Ironwood Pharmaceuticals (144A) (a)(e)(f)(h)	818,859
		1,204,520
	Capital Markets (6.8%)
1,253	Capital Southwest Corp.	109,337
48,804	GLG Partners, Inc. (a)	135,675
21,396	Greenhill & Co., Inc.	1,528,744
57,772	RiskMetrics Group, Inc. (a)	1,076,293
		2,850,049
	Chemicals (2.9%)
18,024	Intrepid Potash, Inc. (a)	496,021
29,966	Rockwood Holdings, Inc. (a)	718,884
		1,214,905
	Communications Equipment (0.7%)
48,731	Palm, Inc. (a)	297,259
	Construction Materials (3.8%)
37,653	Eagle Materials, Inc.	888,235
20,423	Texas Industries, Inc.	725,629
		1,613,864
	Distributors (0.5%)
131,900	Integrated Distribution Services Group Ltd. (Bermuda) (b)	205,612
	Diversified Consumer Services (1.3%)
6,750	New Oriental Education & Technology Group (ADR) (Cayman Islands) (a)	527,783
	Diversified Financial Services (3.6%)
5,914	Climate Exchange PLC (United Kingdom) (a)	46,892
38,714	MSCI, Inc. (Class A) (a)	1,160,646

NUMBER OF SHARES		VALUE
8,653	Pico Holdings, Inc. (a)	$294,548
		1,502,086
	Diversified Telecommunication Services (1.3%)
54,639	Cogent Communications Group, Inc. (a)	537,648
	Electric Utilities (4.3%)
68,628	Brookfield Infrastructure Partners LP (Bermuda)	1,128,931
209,183	Prime Infrastructure Group (Stapled Securities) (Australia) (a)(c)(d)	676,767
		1,805,698
	Health Care Equipment & Supplies (2.0%)
18,851	Gen-Probe, Inc. (a)	849,803
	Health Care Technology (2.6%)
29,554	athenahealth, Inc. (a)	1,088,769
	Hotels, Restaurants & Leisure (11.6%)
28,235	Ambassadors Group, Inc.	318,773
28,815	BJ's Restaurants, Inc. (a)	616,641
18,048	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	689,975
11,084	Gaylord Entertainment Co. (a)	249,501
33,430	Lakes Entertainment, Inc. (a)	73,546
172,192	Mandarin Oriental International Ltd. (Bermuda)	244,513
38,488	PF Chang's China Bistro, Inc. (a)	1,633,431
28,642	Vail Resorts, Inc. (a)	1,031,398
		4,857,778
	Household Durables (2.7%)
27,193	Gafisa SA (ADR) (Brazil)	835,097
19,440	iRobot Corp. (a)	314,734
		1,149,831
	Information Technology Services (2.7%)
31,675	Forrester Research, Inc. (a)	948,666

See Notes to Financial Statements

Morgan Stanley Special Growth Fund

Portfolio of Investments  ■  February 28, 2010 continued

NUMBER OF SHARES		VALUE
65,630	Information Services Group, Inc. (a)	$194,921
		1,143,587
	Insurance (2.6%)
43,068	Greenlight Capital Re, Ltd. (Class A) (Cayman Islands) (a)	1,090,482
	Internet & Catalog Retail (5.0%)
29,705	Blue Nile, Inc. (a)	1,522,084
77	DeNA Co., Ltd. (Japan)	598,008
		2,120,092
	Internet Software & Services (9.4%)
14,802	comScore, Inc. (a)	229,727
34,977	GSI Commerce, Inc. (a)	873,376
17,427	MercadoLibre, Inc. (a)	716,947
22,723	OpenTable, Inc. (a)	774,400
22,241	Rediff.com India Ltd. (ADR) (India) (a)	53,823
9,758	SINA Corp. (Cayman Islands) (a)	369,047
16,274	VistaPrint NV (Bermuda) (a)	939,335
		3,956,655
	Leisure Equipment & Products (1.0%)
33,400	Universal Entertainment Corp. (Japan) (a)	433,830
	Life Sciences Tools & Services (3.9%)
25,947	Techne Corp.	1,658,532
	Media (3.0%)
30,897	CKX, Inc. (a)	128,841
13,698	Interactive Data Corp.	415,186
16,066	Morningstar, Inc. (a)	708,511
		1,252,538
	Metals & Mining (0.4%)
377,000	Lynas Corp. Ltd. (Australia) (a)	160,487

NUMBER OF SHARES	VALUE

	Oil, Gas & Consumable Fuels (3.8%)
23,904	Atlas Energy, Inc. (a)	$780,226
9,670	Contango Oil & Gas Co. (a)	498,585
35,703	GMX Resources, Inc. (a)	328,468
		1,607,279
	Professional Services (5.4%)
30,880	Advisory Board Co. (The) (a)	980,749
11,603	Corporate Executive Board Co. (The)	265,477
26,521	CoStar Group, Inc. (a)	1,043,601
		2,289,827
	Real Estate Management & Development (2.2%)
142,931	Brookfield Incorporacoes SA (Brazil)	733,973
3,648	Consolidated-Tomoka Land Co.	115,860
29,073	Market Leader, Inc. (a)	55,239
		905,072
	Semiconductors & Semiconductor Equipment (2.0%)
46,847	Tessera Technologies, Inc. (a)	841,372
	Software (2.8%)
13,611	Blackboard, Inc. (a)	531,918
14,608	Longtop Financial Technologies Ltd. (ADR) (Cayman Islands) (a)	484,985
11,530	NetSuite, Inc. (a)	142,511
		1,159,414
	Specialty Retail (1.7%)
23,783	Citi Trends, Inc. (a)	707,306
	Textiles, Apparel & Luxury Goods (2.4%)
34,468	Lululemon Athletica, Inc. (a)	987,508

See Notes to Financial Statements

Morgan Stanley Special Growth Fund

Portfolio of Investments  ■  February 28, 2010 continued

NUMBER OF SHARES		VALUE
	Transportation Infrastructure (1.7%)
21,584	Grupo Aeroportuario del Pacifico SAB de CV (ADR) (Mexico)	$732,345
	Total Common Stocks (Cost $47,781,839)	40,751,931
	Non-Convertible Preferred Stocks (2.4%)
	Finance (1.1%)
51,797	Ning Inc. Ser D (a)(f)	456,332
	Internet Software & Services (0.5%)
14,426	Twitter Inc. Ser E (a)(f)(g)	230,562
	Medical-Biomedical/ Genetics (0.8%)
46,575	Pacific Biosciences Ser E (a)(f)	326,025
	Total Non-Convertible Preferred Stocks (Cost $926,936)	1,012,919
NUMBER OF SHARES (000)
	Short-Term Investment (0.9%)
	Investment Company
369	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $369,299)	$369,299
Total Investments (Cost $49,078,074) (i)	100.3%	42,134,149
Liabilities in Excess of Other Assets	(0.3)	(115,752)
Net Assets	100.0%	$42,018,397

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on a Hong Kong exchange.

  (c)  Comprised of securities in separate entities that are traded as a single stapled security.

  (d)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (e)  Illiquid security.

  (f)  Securities with a total market value equal to $1,831,778 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. See Note 2.

  (g)  Illiquid security. Resale is restricted to qualified institutional investors.

  (h)  Super voting rights at a ratio of 10:1.

  (i)  The aggregate cost for federal income tax purposes is $49,262,981. The aggregate gross unrealized appreciation is $4,545,487 and the aggregate gross unrealized depreciation is $11,674,319 resulting in net unrealized depreciation of $7,128,832.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund

Summary of Investments  ■  February 28, 2010

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Hotels, Restaurants & Leisure	$4,857,778	11.5%
Internet Software & Services	4,187,217	9.9
Capital Markets	2,850,049	6.8
Professional Services	2,289,827	5.4
Internet & Catalog Retail	2,120,092	5.0
Electric Utilities	1,805,698	4.3
Life Sciences Tools & Services	1,658,532	3.9
Construction Materials	1,613,864	3.8
Oil, Gas & Consumable Fuels	1,607,279	3.8
Diversified Financial Services	1,502,086	3.6
Media	1,252,538	3.0
Chemicals	1,214,905	2.9
Biotechnology	1,204,520	2.9
Software	1,159,414	2.8
Household Durables	1,149,831	2.7
Information Technology Services	1,143,587	2.7
Insurance	1,090,482	2.6
Health Care Technology	1,088,769	2.6
Textiles, Apparel & Luxury Goods	987,508	2.3

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Real Estate Management & Development	$905,072	2.1%
Health Care Equipment & Supplies	849,803	2.0
Semiconductors & Semiconductor Equipment	841,372	2.0
Transportation Infrastructure	732,345	1.7
Specialty Retail	707,306	1.7
Diversified Telecommunication Services	537,648	1.3
Diversified Consumer Services	527,783	1.3
Finance	456,332	1.1
Leisure Equipment & Products	433,830	1.0
Investment Company	369,299	0.9
Medical-Biomedical/ Genetics	326,025	0.8
Communications Equipment	297,259	0.7
Distributors	205,612	0.5
Metals & Mining	160,487	0.4
	$42,134,149	100.0%

See Notes to Financial Statements

Morgan Stanley Special Growth Fund

Financial Statements

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments in securities, at value (cost $48,708,775)	$41,764,850
Investment in affiliate, at value (cost $369,299)	369,299
Receivable for:
Shares of beneficial interest sold	135,505
Dividends	20,603
Dividends from affiliate	53
Prepaid expenses and other assets	23,300
Total Assets	42,313,610
Liabilities:
Payable for:
Shares of beneficial interest redeemed	164,977
Investment advisory fee	31,381
Distribution fee	13,400
Transfer agent fee	10,729
Administration fee	2,746
Accrued expenses and other payables	71,980
Total Liabilities	295,213
Net Assets	$42,018,397
Composition of Net Assets:
Paid-in-capital	$211,273,674
Net unrealized depreciation	(6,943,925)
Accumulated undistributed net investment income	70,348
Accumulated net realized loss	(162,381,700)
Net Assets	$42,018,397
Class A Shares:
Net Assets	$33,880,769
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,809,564
Net Asset Value Per Share	$18.72
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$19.76
Class B Shares:
Net Assets	$5,349,843
Shares Outstanding (unlimited shares authorized, $.01 par value)	314,590
Net Asset Value Per Share	$17.01
Class C Shares:
Net Assets	$2,483,854
Shares Outstanding (unlimited shares authorized, $.01 par value)	146,105
Net Asset Value Per Share	$17.00
Class I Shares:
Net Assets	$303,931
Shares Outstanding (unlimited shares authorized, $.01 par value)	15,779
Net Asset Value Per Share	$19.26

See Notes to Financial Statements

Morgan Stanley Special Growth Fund

Financial Statements continued

Statement of Operations

For the year ended February 28, 2010

Net Investment Loss: Income
Dividends (net of $124 foreign withholding tax)	$289,066
Dividends from affiliate	2,494
Total Income	291,560
Expenses
Investment advisory fee	379,545
Distribution fee (Class A shares)	79,954
Distribution fee (Class B shares)	65,691
Distribution fee (Class C shares)	24,326
Transfer agent fees and expenses	169,322
Professional fees	85,032
Shareholder reports and notices	61,116
Registration fees	49,103
Administration fee	33,004
Custodian fees	13,581
Trustees' fees and expenses	1,828
Other	14,499
Total Expenses	977,001
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(1,660)
Net Expenses	975,341
Net Investment Loss	(683,781)
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	(144,088)
Forward foreign currency contracts	3,038
Foreign currency translation	(387)
Net Realized Loss	(141,437)
Net Change in Unrealized Appreciation/Depreciation	19,675,188
Net Gain	19,533,751
Net Increase	$18,849,970

See Notes to Financial Statements

Morgan Stanley Special Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED FEBRUARY 28, 2010	FOR THE YEAR ENDED FEBRUARY 28, 2009
Increase (Decrease) in Net Assets: Operations:
Net investment loss	$(683,781)	$(737,486)
Net realized loss	(141,437)	(2,576,300)
Net change in unrealized appreciation/depreciation	19,675,188	(23,874,785)
Net Increase (Decrease)	18,849,970	(27,188,571)
Net decrease from transactions in shares of beneficial interest	(7,439,387)	(15,790,743)
Net Increase (Decrease)	11,410,583	(42,979,314)
Net Assets:
Beginning of period	30,607,814	73,587,128
End of Period (Including accumulated undistributed net investment income of $70,348 and $10,913, respectively)	$42,018,397	$30,607,814

See Notes to Financial Statements

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2010

1. Organization and Accounting Policies

Morgan Stanley Special Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund was organized as a Massachusetts business trust on March 11, 1992 and commenced operations on August 2, 1993. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2010 continued

during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward foreign currency contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2010 continued

E. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended February 28, 2010 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through the date of issuance of these financial statements.

2. Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2010 continued

of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of February 28, 2010 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT FEBRUARY 28, 2010 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Common Stocks
Biotechnology	$1,204,520	$385,661	—	$818,859
Capital Markets	2,850,049	2,850,049	—	—
Chemicals	1,214,905	1,214,905	—	—
Communications Equipment	297,259	297,259	—	—
Construction Materials	1,613,864	1,613,864	—	—
Distributors	205,612	205,612	—	—
Diversified Consumer Services	527,783	527,783	—	—
Diversified Financial Services	1,502,086	1,502,086	—	—
Diversified Telecommunication Services	537,648	537,648	—	—
Electric Utilities	1,805,698	1,805,698	—	—
Health Care Equipment & Supplies	849,803	849,803	—	—
Health Care Technology	1,088,769	1,088,769	—	—
Hotels, Restaurants & Leisure	4,857,778	4,857,778	—	—
Household Durables	1,149,831	1,149,831	—	—
Information Technology Services	1,143,587	1,143,587	—	—
Insurance	1,090,482	1,090,482	—	—
Internet & Catalog Retail	2,120,092	2,120,092	—	—
Internet Software & Services	3,956,655	3,956,655	—	—

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2010 continued

		FAIR VALUE MEASUREMENTS AT FEBRUARY 28, 2010 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Leisure Equipment & Products	$433,830	$433,830	—	—
Life Sciences Tools & Services	1,658,532	1,658,532	—	—
Media	1,252,538	1,252,538	—	—
Metals & Mining	160,487	160,487	—	—
Oil, Gas & Consumable Fuels	1,607,279	1,607,279	—	—
Professional Services	2,289,827	2,289,827	—	—
Real Estate Management & Development	905,072	905,072	—	—
Semiconductors & Semiconductor Equipment	841,372	841,372	—	—
Software	1,159,414	1,159,414	—	—
Specialty Retail	707,306	707,306	—	—
Textiles, Apparel & Luxury Goods	987,508	987,508	—	—
Transportation Infrastructure	732,345	732,345	—	—
Total Common Stocks	40,751,931	39,933,072	—	818,859
Non-Convertible Preferred Stocks	1,012,919	—	—	1,012,919
Short-Term Investment - Investment Company	369,299	369,299	—	—
Total	$42,134,149	$40,302,371	—	$1,831,778

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Beginning Balance	$1,359,920
Net purchases (sales)	230,562
Amortization of discount	—
Transfers in and/or out	—
Change in unrealized appreciation/depreciation	241,296
Realized gains (losses)	—
Ending Balance	$1,831,778
Net change in unrealized appreciation/ depreciation from investments still held as of February 28, 2010	$241,296

3. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2010 continued

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Fund.

Forward Foreign Currency Contracts The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

During the year ended February 28, 2010, the value of forward foreign currency contracts opened and closed were $1,162,076 and $338,056, respectively.

The following table sets forth by primary risk exposure the Fund's realized gains by type of derivative contract for the year ended February 28, 2010.

AMOUNT OF REALIZED GAIN ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FORWARD FOREIGN CURRENCY
Foreign Currency Risk	$3,038

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.92% to the portion of the daily net assets not exceeding $1 billion; 0.85% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.80% to the portion of the daily net assets exceeding $1.5 billion.

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2010 continued

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $22,526,180 at February 28, 2010.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended February 28, 2010, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2010 continued

The Distributor has informed the Fund that for the year ended February 28, 2010, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class B shares of $84 and $8,993, respectively and received $1,531 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended February 28, 2010, advisory fees paid were reduced by $1,660 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $2,494 for the year ended February 28, 2010. During the year ended February 28, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $12,456,165 and $14,287,900, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2010 aggregated $11,636,086 and $17,768,146, respectively. Included in the aforementioned transactions are purchases and sales in the amount of $148,694 and $76,070, respectively, with other Morgan Stanley funds, resulting in net realized gains of $9,546.

For the year ended February 28, 2010, the Fund incurred brokerage commissions of $150 with Morgan Stanley & Co., Inc. an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2010 continued

from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Shares of Beneficial Interest+++

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED FEBRUARY 28, 2010		FOR THE YEAR ENDED FEBRUARY 28, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	139,638	$2,385,309	272,127	$4,726,537
Conversion from Class B	16,761	284,695	42,613	732,502
Redeemed	(354,500)	(5,851,528)	(516,531)	(8,283,500)
Net decrease — Class A	(198,101)	(3,181,524)	(201,791)	(2,824,461)
CLASS B SHARES
Sold	3,321	49,793	6,872	109,079
Conversion to Class A	(18,386)	(284,695)	(46,381)	(732,502)
Redeemed	(238,726)	(3,603,313)	(518,179)	(8,181,675)
Net decrease — Class B	(253,791)	(3,838,215)	(557,688)	(8,805,098)
CLASS C SHARES
Sold	2,776	34,503	4,048	57,212
Redeemed	(31,408)	(459,124)	(38,631)	(574,539)
Net decrease — Class C	(28,632)	(424,621)	(34,583)	(517,327)
CLASS I SHARES
Sold	1,311	23,413	4,119	76,287
Redeemed	(1,066)	(18,440)	(237,457)	(3,720,144)
Net increase (decrease) — Class I	245	4,973	(233,338)	(3,643,857)
Net decrease in Fund	(480,279)	$(7,439,387)	(1,027,400)	$(15,790,743)

+++  On August 25, 2005, the Fund suspended the offering of its shares to new investors, with certain exceptions. The Fund may recommence offering its shares to new investors at such time as the Investment Adviser determines that it would be consistent with prudent portfolio management.

8. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent. For the year ended February 28, 2010, the Fund did not have an expense offset.

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2010 continued

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of February 28, 2010, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings	—
Capital loss carryforward	$(162,126,242)
Temporary differences	(203)
Net unrealized depreciation	(7,128,832)
Total accumulated losses	$(169,255,277)

As of February 28, 2010, the Fund had a net capital loss carryforward of $162,126,242, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$159,460,809	February 28, 2011
2,665,433	February 28, 2018

As of February 28, 2010, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and tax adjustments on a partnership investment held by the Fund.

Permanent differences, primarily due to foreign currency gains, a net operating loss and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at February 28, 2010:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$743,216	$26,482,326	$(27,225,542)

10. New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2010 continued

disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. At this time, the Fund's management is evaluating the implications of ASU 2010-06 on the Fund's financial statements.

Morgan Stanley Special Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED FEBRUARY 28,
	2010		2009		2008(1)		2007		2006
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$11.32		$19.91		$22.12		$21.21		$17.70
Income (loss) from investment operations:
Net investment loss(2)	(0.25)		(0.19)		(0.23)		(0.29)		(0.22)
Net realized and unrealized gain (loss)	7.65		(8.40)		(1.98)		1.20		3.73
Total income (loss) from investment operations	7.40		(8.59)		(2.21)		0.91		3.51
Net asset value, end of period	$18.72		$11.32		$19.91		$22.12		$21.21
Total Return(3)	65.37%		(43.14)%		(9.99)%		4.29%		19.83%
Ratios to Average Net Assets:(4)
Total expenses (before expense offset)	2.21	%(5)	2.02	%(5)	1.79	%(5)	1.77	%(6)	1.77	%(6)
Net investment loss	(1.50	)%(5)	(1.11	)%(5)	(1.01	)%(5)	(1.37	)%(6)	(1.09	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	–		–
Supplemental Data:
Net assets, end of period, in thousands	$33,880		$22,729		$43,992		$55,358		$63,336
Portfolio turnover rate	29%		25%		54%		56%		80%

  (1)  For the year ended February 29.

  (2)  The per share amounts were computed using an average number of shares outstanding during the period.

  (3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (6)  If the Fund had borne all expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 28, 2007	1.78%	(1.38)%
February 28, 2006	1.81	(1.13)

  (7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED FEBRUARY 28,
	2010		2009		2008(1)		2007		2006
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$10.36		$18.36		$20.55		$19.85		$16.69
Income (loss) from investment operations:
Net investment loss(2)	(0.34)		(0.30)		(0.37)		(0.42)		(0.33)
Net realized and unrealized gain (loss)	6.99		(7.70)		(1.82)		1.12		3.49
Total income (loss) from investment operations	6.65		(8.00)		(2.19)		0.70		3.16
Net asset value, end of period	$17.01		$10.36		$18.36		$20.55		$19.85
Total Return(3)	64.19%		(43.57)%		(10.66)%		3.53%		18.93%
Ratios to Average Net Assets:(4)
Total expenses (before expense offset)	2.96	%(5)	2.77	%(5)	2.54	%(5)	2.53	%(6)	2.53	%(6)
Net investment loss	(2.25	)%(5)	(1.86	)%(5)	(1.76	)%(5)	(2.13	)%(6)	(1.85	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	–		–
Supplemental Data:
Net assets, end of period, in thousands	$5,350		$5,888		$20,675		$39,042		$58,099
Portfolio turnover rate	29%		25%		54%		56%		80%

  (1)  For the year ended February 29.

  (2)  The per share amounts were computed using an average number of shares outstanding during the period.

  (3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (6)  If the Fund had borne all expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 28, 2007	2.54%	(2.14)%
February 28, 2006	2.57	(1.89)

  (7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED FEBRUARY 28,
	2010		2009		2008(1)		2007		2006
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$10.36		$18.35		$20.54		$19.84		$16.68
Income (loss) from investment operations:
Net investment loss(2)	(0.35)		(0.29)		(0.37)		(0.42)		(0.32)
Net realized and unrealized gain (loss)	6.99		(7.70)		(1.82)		1.12		3.48
Total income (loss) from investment operations	6.64		(7.99)		(2.19)		0.70		3.16
Net asset value, end of period	$17.00		$10.36		$18.35		$20.54		$19.84
Total Return(3)	64.09%		(43.54)%		(10.66)%		3.53%		19.09%
Ratios to Average Net Assets:(4)
Total expenses (before expense offset)	2.96	%(5)	2.77	%(5)	2.54	%(5)	2.53	%(6)	2.49	%(6)
Net investment loss	(2.25	)%(5)	(1.86	)%(5)	(1.76	)%(5)	(2.13	)%(6)	(1.81	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	–		–
Supplemental Data:
Net assets, end of period, in thousands	$2,484		$1,810		$3,842		$5,365		$7,540
Portfolio turnover rate	29%		25%		54%		56%		80%

  (1)  For the year ended February 29.

  (2)  The per share amounts were computed using an average number of shares outstanding during the period.

  (3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (6)  If the Fund had borne all expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 28, 2007	2.54%	(2.14)%
February 28, 2006	2.53	(1.85)

  (7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED FEBRUARY 28,
	2010		2009		2008(1)		2007		2006
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$11.62		$20.40		$22.61		$21.62		$17.99
Income (loss) from investment operations:
Net investment loss(2)	(0.22)		(0.15)		(0.18)		(0.24)		(0.18)
Net realized and unrealized gain (loss)	7.86		(8.63)		(2.03)		1.23		3.81
Total income (loss) from investment operations	7.64		(8.78)		(2.21)		0.99		3.63
Net asset value, end of period	$19.26		$11.62		$20.40		$22.61		$21.62
Total Return(3)	65.75%		(43.04)%		(9.77)%		4.58%		20.18%
Ratios to Average Net Assets:(4)
Total expenses (before expense offset)	1.96	%(5)	1.77	%(5)	1.54	%(5)	1.53	%(6)	1.53	%(6)
Net investment loss	(1.25	)%(5)	(0.86	)%(5)	(0.76	)%(5)	(1.13	)%(6)	(0.85	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	–		–
Supplemental Data:
Net assets, end of period, in thousands	$304		$181		$5,078		$7,377		$11,228
Portfolio turnover rate	29%		25%		54%		56%		80%

  (1)  For the year ended February 29.

  (2)  The per share amounts were computed using an average number of shares outstanding during the period.

  (3)  Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

(6)  If the Fund had borne all expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios, before expense offset, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 28, 2007	1.54%	(1.14)%
February 28, 2006	1.57	(0.89)

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Special Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Special Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Special Growth Fund (the "Fund"), including the portfolio of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Special Growth Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
April 28, 2010

Morgan Stanley Special Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Morgan Stanley Special Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

Morgan Stanley Special Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

Morgan Stanley Special Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information

Morgan Stanley Special Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Special Growth Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	162	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	164	Director of various business organizations.

Morgan Stanley Special Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Special Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	162	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

Morgan Stanley Special Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, of Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (62) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Special Growth Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Managing Director and Head of Americas distribution, product and marketing for Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Morgan Stanley Special Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003) and the Institutional Funds (since March 2010).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

(This page has been left blank intentionally.)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2010 Morgan Stanley

SMPANN
IU10-01681P-Y02/10

INVESTMENT MANAGEMENT

Morgan Stanley
Special Growth Fund

Annual Report

February 28, 2010

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2010

	Registrant			Covered Entities(1)
Audit Fees		$35,250		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,909,000	(2)
Tax Fees		$5,726	(3)	$1,013,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$5,726		$7,922,000

Total		$40,976		$7,922,000

2009

	Registrant			Covered Entities(1)
Audit Fees		$36,450		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,418,000	(2)
Tax Fees		$6,001	(3)	$881,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$6,001		$7,299,000

Total		$42,451		$7,299,000

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)      Not applicable.

(g)     See table above.

(h)     The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Special Growth Fund

/s/ Randy Takian
Randy Takian
Principal Executive Officer
April 15, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
April 15, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
April 15, 2010